UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

FAR PEAK ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39749	98-1563569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 6th Ave #342

New York, New York

(Address of principal executive offices)

10011

(Zip Code)

(917) 737-1541

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	FPAC.U	The New York Stock Exchange
Class A Ordinary Shares	FPAC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FPAC.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Far Peak Acquisition Corporation (the “Company”), in its Current Report on Form 8-K filed on May 25, 2021 (the “May 25 Form 8-K”), on April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (the “SEC”) released the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Staff Statement”). The Staff Statement sets forth the conclusion of the SEC’s Office of the Chief Accountant that certain provisions included in the warrant agreements entered into by many SPACs and former SPACs, such as the Company, require such warrants to be accounted for as liabilities measured at fair value, rather than as equity securities, with changes in fair value during each financial reporting period reported in earnings. The Company previously classified its private placement warrants and public warrants as equity.

As disclosed in the May 25 Form 8-K, the Company’s management and the Audit Committee of the Company’s board of directors concluded that, in light of the Staff Statement, it was appropriate to restate certain items in (i) the Company’s previously issued audited balance sheet dated as of December 7, 2020, which was related to the Company’s IPO, that was included in a Current Report on Form 8-K filed on December 11, 2020, and (ii) the Company’s previously issued unaudited financial statements for the period from October 19, 2020 (inception) through December 31, 2020 that were included in the Company’s Quarterly Report on Form 10-Q filed on February 16, 2021 (the “December Quarterly Report”). The Company disclosed in the May 25 Form 8-K that it intended to file an amendment to the December Quarterly Report. Given the scope of the process for evaluating the impact of the Staff Statement on the Company’s financial statements and the work required in connection with such amendment, the Company was unable to complete and file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “March Quarterly Report”) by the required due date of May 17, 2021. On May 18, 2021, the Company filed a Form 12b-25 Notification of Late Filing with the SEC related to the March Quarterly Report that effectively extended the due date until May 24, 2021. For the same reasons noted above, the Company was unable to complete and file the March Quarterly Report by May 24, 2021.

On June 1, 2021, the Company filed the March Quarterly Report and an amendment on Form 10-Q/A to the December Quarterly Report.

On May 25, 2021, the Company received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company was not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual because the Company had not filed the March Quarterly Report with the SEC on or before May 24, 2021, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended.

The NYSE informed the Company that, under the NYSE’s rules, the Company could regain compliance with the NYSE’s continued listing requirements by filing the March Quarterly Report at any time prior to November 17, 2021. As noted above, the Company has filed the March Quarterly Report on June 1, 2021 and accordingly regained compliance with such NYSE requirements.

As the Company has now filed the March Quarterly Report and regained compliance, the Notice will have no impact on the listing of the Company’s securities, which will continue to trade on the NYSE, subject to the Company’s ongoing compliance with other applicable continued listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021	Far Peak Acquisition Corporation

	By:	/s/ David W. Bonanno
	Name:	David W. Bonanno
	Title:	Chief Financial Officer and Secretary